POWER OF ATTORNEY

The undersigned trustee of the 360 Funds (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Randall Linscott, Larry Beaver, Brandon Byrd and/or Larnell Smith and each of them individually with full power of substitution, as the true and lawful attorney-in-fact and agent of the undersigned, hereby giving and granting to said attorney-in-fact and agent full power and authority to take any appropriate action to execute in the name of and on behalf of the undersigned, and to file with the U.S. Securities and Exchange Commission, any and all Registration Statements (including but not limited to, Registration Statements on Form N-1A and Form N-14, and any pre-effective amendments to Registration Statements), and any and all amendments, supplements, exhibits or other documents related or incidental thereto under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to perform any and all such acts as such attorney-in-fact and agent may deem necessary or advisable to enable the Trust to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to forms, applications, reports, notices, surety bonds, irrevocable consents and appointments for service of process, such grant conveying without limitation full power and authority to do and perform each and every act requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do himself, hereby ratifying and confirming all that such attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of July, 2017.

/s/ Arthur Falk
 Arthur Falk, Trustee

State of New York
ss.: County of New York

On the 21st day of July in the year 2017, before me, the undersigned notary public, personally appeared Arthur Q. Falk, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he duly executed the same in his capacity, and that by his signature on the instrument, the individual executed the instrument.

/s/ Christine F. Reidy Notary Public
Christine F. Reidy

POWER OF ATTORNEY

The undersigned trustee of the 360 Funds (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints Randall Linscott, Larry Beaver, Brandon Byrd and/or Larnell Smith and each of them individually with full power of substitution, as the true and lawful attorney-in-fact and agent of the undersigned, hereby giving and granting to said attorney-in-fact and agent full power and authority to take any appropriate action to execute in the name of and on behalf of the undersigned, and to file with the U.S. Securities and Exchange Commission, any and all Registration Statements (including but not limited to, Registration Statements on Form N-lA and Form N-14, and any pre-effective amendments to Registration Statements), and any and all amendments, supplements, exhibits or other documents related or incidental thereto under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to perform any and all such acts as such attorney-in-fact and agent may deem necessary or advisable to enable the Trust to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to forms, applications , reports, notices, surety bonds, irrevocable consents and appointments for service of process, such grant conveying without limitation full power and authority to do and perform each and every act requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do himself , hereby ratifying and confirming all that such attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of July, 2017.

/s/ Gary DiCenzo
Gary DiCenzo, Trustee

STATE Illinois     COUNTY Cook
SIGNED BEFORE ME 21   DAY July   ,2017
NOTARY PUBLIC /s/ Leticia A. Blackman

POWER OF ATTORNEY

The undersigned trustee of the 360 Funds (the "T rust" ), a Delaware statutory trust, hereby constitutes and appoints Randall Linscott, Larry Beaver, Brandon Byrd and/or Larnell Smith and each of them individually with full power of substitution, as the true and lawful attorney-in-fact and agent of the undersigned, hereby giving and granting to said attorney-in-fact and agent full power and authority to take any appropriate action to execute in the name of and on behalf of the undersigned, and to file with the U.S. Securities and Exchange Commission , any and all Registration Statements (including but not limited to, Registration Statements on Form N-lA and Form N-14, and any pre-effective amendments to Registration Statements), and any and all amendments, supplements , exhibits or other documents related or incidental thereto under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to perform any and all such acts as such attorney-in-fact and agent may deem necessary or advisable to enable the Trust to comply with the applicable laws of the United States , any individual state or similar jurisdiction of the United States , and in connection therewith to execute and file all requisite papers and documents, including but not limited to forms, applications , reports, not ices , surety bonds, irrevocable consents and appointments for service of process, such grant conveying without limitation full power and authority to do and perform each and every act requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do himself, hereby ratifying and confirming all that such attorneys-in-fact and agents or either of them, or their substitute or substitutes , may lawfully do or cause to be done by virtue hereof.

The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof .

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 21st day of July, 2017.

/s/ Thomas Krausz
 Thomas Krausz, Trustee

/s/ Ayesha Siddika      7/21/17
AYESHA SIDDIKA
Notary Public - State of New York
NO. 01Sl6233225
Qualified in Rockland County
My Commission Expires Dec 27, 2018

POWER OF ATTORNEY

The undersigned trustee of the 360 Funds (the "Trust"), a Delaware statutory trust, hereby constitutes and appoints Larry Beaver, Brandon Byrd and /or Larnell Smith and each of them individually with full power of substitution, as the true and lawful attorney-in-fact and agent of the undersigned, hereby giving and granting to said attorney-in-fact and agent full power and authority to take any appropriate action to execute in the name of and on behalf of the undersigned, and to file with the U.S. Securities and Exchange Commission, any and all Registration Statements (including but not limited to, Registration Statements on Form N-1A and Form N-14, and any pre-effective amendments to Registration Statements), and any and all amendments, supplements, exhibits or other documents related or incidental thereto under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to perform any and all such acts as such attorney-in-fact and agent may deem necessary or advisable to enable the Trust to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to forms, applications, reports, notices, surety bonds, irrevocable consents and appointments for service of process, such grant conveying without limitation full power and authority to do and perform each and every act requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do himself, hereby ratifying and confirming all that such attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25th day of July, 2017.

/s/ Randall Linscott
Randall Linscott, Trustee

/s/ Lainie Pasquini
Lainie Pasquini
7/25/17
Notary Public - State of Missouri
#15961746
Jackson County
Commission Expires November 18, 2019

POWER OF ATTORNEY

The undersigned trustee of the 360 Funds (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Randall Linscott, Larry Beaver, Brandon Byrd and/or Larnell Smith and each of them individually with full power of substitution, as the true and lawful attorney-in-fact and agent of the undersigned, hereby giving and granting to said attorney-in-fact and agent full power and authority to take any appropriate action to execute in the name of and on behalf of the undersigned, and to file with the U.S. Securities and Exchange Commission, any and all Registration Statements (including but not limited to, Registration Statements on Form N-1A and Form N-14, and any pre-effective amendments to Registration Statements), and any and all amendments, supplements, exhibits or other documents related or incidental thereto under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and to perform any and all such acts as such attorney-in-fact and agent may deem necessary or advisable to enable the Trust to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to forms, applications, reports, notices, surety bonds, irrevocable consents and appointments for service of process, such grant conveying without limitation full power and authority to do and perform each and every act requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do himself, hereby ratifying and confirming all that such attorneys-in-fact and agents or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

The undersigned hereby revokes all powers of attorney which he may have heretofore granted regarding the subject matter hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 25 day of July, 2017.

/s/ Tom Wirtshafter
 Tom Wirtshafter, Trustee

State of New York
County of New York

Subscribed to and sworn before me this 25 day of July, 2017
by Tom Wirtshafter
/s/ Jennifer Martinez (signature of notary)            (seal of notary)

JENNIFER MARTINEZ
Notary Public - State of New York
NO. 01MA6322187
Qualified in New York County
My Commission Expires Mar 30, 2019